UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 18, 2006

MFRI, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18370	36-3922969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7720 Lehigh Avenue, Niles, Illinois	60714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-966-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

By Eighth Amendment dated September 18, 2006, to Loan and Security Agreement between the Company and Bank of America  the Revolving Credit Actual Amount increases to $34,000,000 from the Eighth Amendment Effective Date until October 15, 2006 and reverts to the previous level of $30,000,000 thereafter.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this report is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

The following Exhibits are included with this Report:

10.1 Eighth Amendment to Loan and Security Agreement.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2006		MFRI, Inc.

	By:	/s/ Michael D. Bennett
Vice President, Secretary and Treasurer
(Principal Financial and Accounting Officer)